UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  September 16, 2022

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

1-905	PPL Electric Utilities Corporation			23-0959590
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	PPL Corporation
☐	PPL Electric Utilities Corporation

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐	PPL Corporation
☐	PPL Electric Utilities Corporation

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 16, 2022, PPL Electric Utilities Corporation ("PPL Electric"), entered into a $250 million term loan credit agreement, with U.S. Bank National Association, as Administrative Agent, and the other Lenders party thereto (the "Credit Agreement"). The Credit Agreement is filed as Exhibit 10.1 to this Report.

On September 16, 2022, PPL Electric borrowed the full principal amount of $250 million under the Credit Agreement. All principal and unpaid interest under the term loan is due and payable on March 16, 2024.

The term loan will, at the option of PPL Electric and except as otherwise provided in the Credit Agreement, be incurred and maintained as a loan that bears interest at a fluctuating per annum rate of interest based on the applicable secured overnight financing rate ("SOFR"), the lender's prime rate or the federal funds rate as provided in the Credit Agreement. PPL Electric may prepay the principal and interest on the term loan and amounts prepaid may not be reborrowed.

The Credit Agreement contains customary representations, covenants and events of default. Under the Credit Agreement, PPL Electric is required to maintain a Consolidated Debt to total Consolidated Capitalization ratio (as defined in the Credit Agreement) not to exceed 70 percent. Failure to comply with this covenant is an event of default.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1 -
$250,000,000 Term Loan Credit Agreement dated as of September 16, 2022 among PPL Electric Utilities Corporation, as Borrower, the Lenders from time to time party hereto and U.S. Bank National Association, as Administrative Agent.

	104 -	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

Dated:  September 19, 2022